Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501

800.847.0200

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.

Thornburg Florida Intermediate Municipal Fund
All data as of 3.31.00

Fund Facts

Thornburg Florida Intermediate Municipal Fund
                             A Shares

  SEC Yield                    4.28%
  Taxable Equivalent Yields    7.29%
  NAV                        $11.69
  Max. Offering Price        $11.93

Total returns
(Annual Average - After Subtracting Maximum Sales Charge)

  One Year                   (2.14)%
  Five Year                   4.39%
  Since Inception             4.04%
  Inception Date           (2.1.1994)

The taxable equivalent yield assumes a 39.6% marginal federal tax rate and a 0.2% intangible tax. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Maximum sales charge of the Fund's Class A Shares is 2.00%. The Fund's Class C Shares were converted to Class A Shares on April 30, 1996. The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders

Dear Shareholder,
We are pleased to present the Semi-Annual Report for the Thornburg Florida Intermediate Municipal Fund for the six month period ending March 31, 2000. The net asset value of the A shares decreased by 10 cents to $11.69 during the period. If you were with us for the entire period, you received dividends of
26.6 cents per share. If you reinvested your dividends, you received 26.9 cents per share.

As we write this letter to you, the bond market is attempting to predict the net effect on interest rates of two powerful forces. The strong U.S. economy continues to gather strength, and is now augmented by improving economies in most other large countries of the world. By itself, this economic strength should continue to put upward pressure on interest rates, as it has in the preceding 15 months.

On the other hand, deficit spending by governments around the world, a hallmark of the last 30 years, is receding. The U.S. Government, which will pay off $200 billion of treasury bonds this year, leads the way. But it is not alone. Municipal bond issuance is down about 30% from last year due to swelling tax receipts in most state and local government entities.

This decrease in the supply of bonds will put downward pressure on interest rates. We wish to remind you that while day to day interest rate movements do effect the daily market prices of the individual bonds in your Thornburg Florida Intermediate Municipal Fund portfolio (and our reinvestment opportunities), these interest rate movements do not change the ultimate maturity values of your bonds.

A simple example may help. An investor who buys a 7 year bond with a 5% interest rate expects a total return of 35% from the bond...7 years of 5% interest. If interest rates increase by 1.25% (to 6.25%) during the first year the investor owns the bond, the market price of the bond will decline to 93.8% of the maturity value. This decline in the market price more than offsets the interest income received on the bond during the year, yielding a total return on the bond during the year of approximately -1.2%. This describes rather well how many of the bonds in your Thornburg Florida Intermediate Municipal Fund performed in the preceding 12 months. We are not discouraged by increases in market interest rates, as we will explain in the next paragraph.

Either the original bondholder or the next buyer (if the original bondholder sells out) will eventually get a total return of 35% over the remaining 6 year life of the bond. In this example, the components of the 35% return will include
(i) 6 years of 5% interest (6 x 5% = 30%), and (ii) the recovery of the 6.2% market price decline by the bond's maturity date. In this example, if the total return for the first year of the bond's life is -1.2%, the average annual return over the remaining 6 years is 6.25%. The final 7 year outcome doesn't change...unless the original bondholder gets rattled by the -1.2% total return in the first year and sells while the market price is depressed.

In fact, we are encouraged by increases in market interest rates, because your Thornburg Florida Intermediate Municipal Fund is a laddered bond portfolio. This portfolio consists of over 52 municipal obligations from Florida issuers. Approximately 80% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature at par during each of the coming years. As these bonds mature, we would look forward to the chance to reinvest the proceeds at higher yields, should they become available! The following chart describes the percentages of your fund's portfolio maturing in each of the coming years.

Today, your fund's weighted average maturity is 7.5 years, and we always keep it below 10 years. Over the last six months, your average portfolio maturity has shortened slightly. If bond yields increase in the coming months, we will extend your maturities slightly in order to lock in the higher yields. We will also attempt to further upgrade the credit quality of your portfolio. Some credit stress is already apparent in the U. S. bond market, and more will follow if increase in short-term interest rates lead to an economic slowdown. After an economic slowdown starts, yields available on lower rated bonds usually increase significantly in relation to high grade bonds. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed your fund to consistently perform well in varying interest rate environments. Your fund has earned Morningstar's 5-star overall rating* for risk-adjusted performance. We would like to attribute this to capable execution of a sensible investment strategy over time. Thank you for investing in Thornburg Florida Intermediate Municipal Fund.

Sincerely,

Brian McMahon     George Strickland
Managing Director Managing Director

Statement of assets and liabilities
ASSETS

Investments at value (cost $25,793,865) ...................   $25,964,761
Cash ......................................................        28,469
Receivable for investments sold ...........................       909,138
Interest receivable .......................................       474,217
Receivable for fund shares sold ...........................       142,284
Prepaid expenses and other assets .........................           760
         Total Assets .....................................    27,519,629

LIABILITIES

Payable for fund shares redeemed ..........................       107,481
Accounts payable and accrued expenses .....................        20,052
Payable to investment advisor (Note 3) ....................        12,747
Dividends payable .........................................        56,410
         Total Liabilities ................................       196,690

NET ASSETS ................................................   $27,322,939

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($27,322,939
applicable to 2,337,905 shares of beneficial interest
outstanding - Note 4) .....................................   $     11.69

Maximum sales charge, 2.00% of offering
price (2.04% of net asset value per share) ................          0.24
Maximum Offering Price Per Share ..........................   $     11.93

See notes to financial statements.

Statement of operations INVESTMENT INCOME:

Interest income (net of premium amortized
of $31,844) .................................................   $ 798,357

EXPENSES:

Investment advisory fees (Note 3) ...........................      71,790
Administration fees (Note 3) ................................      17,947
Service fees (Note 3) .......................................      35,177
Transfer agent fees .........................................      10,679
Custodian fees ..............................................      12,680
Professional fees ...........................................       2,989
Accounting fees .............................................       1,739
Trustee fees ................................................         275
Other expenses ..............................................       2,230

         Total Expenses .....................................     155,506

Less:
         Expenses reimbursed by investment advisor (Note 3) .     (12,788)

         Net Expenses .......................................     142,718

         Net Investment Income ..............................     655,639

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (Note 5)
Net realized gain (loss) on investments sold ................    (346,937)
Increase (decrease) in unrealized appreciation of investments      61,697

                Net Realized and Unrealized
        Gain (Loss) on Investments ..........................    (285,240)

         Net Increase (Decrease) in Net Assets Resulting
         From Operations ....................................   $ 370,399

See notes to financial statements.

Statements of changes in net assets Six Months  Ended Year Ended  March 31, 2000
         September 30, 1999

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:

Net investment income ..................................................   $    655,639    $  1,346,105
Net realized gain (loss) on investments sold ...........................       (346,937)       (215,943)
Increase (decrease) in unrealized appreciation of investments ..........         61,697      (1,257,165)

         Net Increase (Decrease) in Net Assets Resulting from Operations        370,399        (127,003)

DIVIDENDS TO SHAREHOLDERS:
From net investment income
                  Class A Shares .......................................       (655,639)     (1,346,105)

FUND SHARE TRANSACTIONS (Note 4):
Class A Shares .........................................................     (2,612,909)      3,603,645

         Net Increase in Net Assets ....................................     (2,898,149)      2,130,537

NET ASSETS:
         Beginning of period ...........................................     30,221,088      28,090,551

                  End of period ........................................   $ 27,322,939    $ 30,221,088

See notes to financial statements ......................................

Notes to financial statements
Note 1 - Organization

Thornburg Florida Intermediate Municipal Fund (the "Fund"), is a non-diversified series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund:
Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, and Thornburg Global Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices at 4:00pm EST or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the six months ended March 31, 2000 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. Net realized capital losses are carried forward to offset realized capital gains in future years. To the extent such carryforwards are used, no capital distributions will be made. When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the six months ending March 31, 2000, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the six months ending March 31, 2000, the Adviser voluntarily reimbursed certain operating expenses amounting to $12,788.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the six months ending March 31, 2000, the Distributor earned commissions aggregating $220 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffilliated trustees is borne by the Trust.

Note  4 - Shares of Beneficial Interest

At March 31, 2000 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $27,866,333. Transactions in shares of beneficial interest were as follows:

                                                 Six Months Ending                 Year End
                                                   March 31, 2000            September 30, 1999

Class A Shares                                Shares          Amount           Shares        Amount
Shares sold ..........................        985,321    $ 11,472,991         773,239    $  9,449,540
Shares issued to shareholders in
         reinvestment of distributions         25,134         292,679          48,560         589,073
Shares repurchased ...................     (1,236,052)    (14,378,579)       (529,473)     (6,434,968)

Net Increase .........................       (225,597)   ($ 2,612,909)        292,326    $  3,603,645



Note 5 - Securities Transactions
For the six months ending March 31, 2000, the Fund had purchase and sale transactions (excluding short-term securities) of $4,387,004 and $9,768,954, respectively. The cost of investments for Federal Income tax purposes is $25,793,865. At March 31, 2000, net unrealized appreciation of investments was $170,896, resulting from $392,213 gross unrealized appreciation and $221,317 unrealized depreciation.

Accumulated net realized losses from securities transactions included in net assets at March 31, 2000 aggregated $714,290. For Federal income tax purposes, the Fund had deferred capital losses occurring subsequent to October 31, 1998 of $210,000 and capital loss carryforwards of $153,000. The carryforwards expire in varying amounts through 2006.

Financial highlights
                                                   Six Months Ended
                                                       March 31,                       Year Ended September 30,
                                                         2000             1999      1998      1997      1996       1995
Class A Shares:
Net asset value, beginning of period .................   $  11.79     $   12.37  $  12.14  $   11.88  $  11.83  $   11.54


Income from investment operations:

                  Net investment income ..............       0.27          0.54      0.56       0.56      0.57  $    0.63
                  Net realized and unrealized
                  gain (loss) on investments                (0.10)        (0.58)     0.23       0.26      0.05       0.29

Total from investment operations .....................       0.17         (0.04)     0.79       0.82      0.62       0.92
Less dividends from:
                  Net investment income ..............      (0.27)        (0.54)    (0.56)     (0.56)    (0.57)     (0.63)

Change in net asset value ............................      (0.10)        (0.58)     0.23       0.26      0.05       0.29

Net asset value, end of period .......................   $  11.69     $   11.79  $  12.37  $   12.14  $  11.88  $   11.83

Total return (a) .....................................       1.44%       (0.36%)     6.62       7.04%     5.37%      8.22%

Ratios/Supplemental Data Ratios to average net assets:

                  Net investment income ..............       4.57%(b)      4.44%     4.54%      4.65%     4.80%      5.41%

                  Expenses, after expense reductions .       0.99%(b)      0.99%     0.98%      0.83%     0.61%      0.38%
                  Expenses, before expense reductions        1.08%(b)      1.08%     1.11%      1.13%     1.34%      1.44%

Portfolio turnover rate ..............................      15.74%        35.91%    70.81%     51.48%    77.12%     89.60%

Net assets at end of period (000) ....................   $  27,323      $ 30,221  $ 28,091   $ 24,663   $19,501    $14,822

(a) Sales loads are not reflected in computing total return.
(b) Annualized.


Schedule of Investments
Thornburg Florida Intermediate Municipal Fund
March 31, 2000
CUSIPS:  Class A - 885-215-707; NASDAQ Symbol: Class A - THFLX

465,000               Brevard County Tourist Development Tax Revenue Series 1993, 6.325%    NR/NR         $466,279
                      due 3/1/2003(Florida Marlins Training Facilities)
400,000               Broward County Educational Facilities Authority Series 1994, 5.60%    NR/AAA        409,768
                      due 4/1/2004(Nova Southeastern University Project; Guaranteed:
                      Connie Lee)
570,000               Broward County Health Facilities Authority, 7.00% due 8/15/2011       Aaa/AAA       597,160
                      (North BeachHospital Project; Insured: MBIA)
140,000               Broward County Housing Finance Authority Home Mortgage Revenue, 0%    Aa2/BBB       34,635
                      due 4/1/2014
155,000               Cape Coral Special Obligation Wastewater Revenue, 5.625% due          Aaa/AAA       155,560
                      7/1/2000 (GreenArea Project; Insured: FSA)
300,000               Cape Coral Special Obligation Wastewater Revenue, 5.75% due           Aaa/AAA       304,923
                      7/1/2001 (Green AreaProject; Insured: FSA)
150,000               Cape Coral Special Obligation Wastewater Revenue, 6.00% due           Aaa/AAA       155,526
                      7/1/2003 (Green AreaProject; Insured: FSA)
390,000               Cape Coral Special Obligation Wastewater Revenue, 6.10% due           Aaa/AAA       398,502
                      7/1/2005 (Green AreaProject; Insured: FSA)
425,000               Clearwater Housing Authority Finance Revenue Refunding, 5.40% due     NR/A          402,823
                      5/1/2013
900,000               Clermont Water & Sewer Revenue Refunding, 5.00% due 12/1/2000         NR/NR         903,276
385,000               Cooper City Utility Systems Revenue Capital Appreciation Refunding    Aaa/AAA       240,787
                      Series A, 0%due 10/1/2006
285,000               Dade County General Obligation, 7.00% due 10/1/2006 (Insured:         Aaa/AAA       317,137
                      AMBAC)
230,000               Dade County Health Facilities Revenue - Catholic Health, 7.50% due    A1/NR         232,459
                      8/15/2000(LOC: Allied Irish Bank)
1,280,000             Duval County HFA Multi Family Housing Revenue Series 1996, 5.35%      NR/A          1,281,318
                      due 9/1/2006(St. Augustine Apartments Project)
26,000                Duval County Single Family Housing Revenue, 10.25% due 5/15/2016      Aaa/AAA       26,720
635,000               Escambia County Health Facilities Authority, 6.75% due 10/1/2014      NR/BBB+       636,905
                      (BaptistHospital & Baptist Manor)
135,000               Escambia Housing Finance Authority, 6.15% due 4/1/2000                Aaa/NR        135,000
                      (Collateralized: GNMA)
1,000,000             Florida Housing Development Authority, 6.25% due 12/1/2006            NR/AAA        1,016,890
                      (Hammock's PlaceProject)
250,000               Florida Housing Finance Agency Refunding Multi Family Housing         NR/AAA        253,982
                      Series C, 5.55%due 2/1/2006
285,000               Florida Housing Finance Agency Revenue Bonds, 5.30% due 12/1/2004     Aaa/AAA       287,437
                      (Insured:AMBAC)
940,000               Florida Housing Finance Authority Series 94-B, 5.70% due 10/1/2024    NR/AAA        963,942
                      mandatory put10/1/04 (Plantation Colony Project; Collateralized:
                      FNMA)
300,000               Florida State Board of Education Series C, 6.00% due 5/1/2007         Aaa/AA        302,427
220,000               Florida State Board of Education Series D, 6.20% due 5/1/2007         Aaa/AAA       222,946
                      (Insured: MBIA)(ETM)
200,000               Florida State Department Corrections Certificates of Participation    Aaa/AAA       207,674
                      OkeechobeeCorrectional, 5.90% due 3/1/2004 (Insured: AMBAC)
95,000                Fort Myers Improvement Revenue, 6.00% due 12/1/2013 (Insured:         Aaa/AAA       95,602
                      AMBAC)
365,000               Halifax Hospital Medical Center Health Care Facilities Revenue        NR/A          332,055
                      Series A, 5.00%due 4/1/2012 (Insured: ACA)
385,000               Hernando County Industrial Development Revenue, 8.50% due 12/1/2014   NR/NR         410,152
                      (FloridaCrushed Stone Project)
1,000,000             Hillsborough County Industrial Development Authority, 5.50% due       Aaa/AAA       1,025,290
                      8/15/2006(University Community Hospital Inc. Project; Insured:
                      MBIA)
1,000,000             Jacksonville Health Facilities Authority Hospital Revenue, 5.75%      Aa2/AA        1,023,400
                      due 8/15/2014
150,000               Jacksonville Health Facilities Industrial Development Revenue,        Baa2/NR       147,795
                      5.70% due12/1/2004 (National Benevolent Association Project)
100,000               Jacksonville Health Facilities Industrial Development Revenue,        Baa2/NR       96,006
                      6.00% due12/1/2009 (National Benevolent Association Project)
100,000               Jacksonville Health Facilities Industrial Development Revenue,        Baa2/NR       95,347
                      6.05% due12/1/2010 (National Benevolent Association Project)
600,000               Jacksonville Health Facilities Industrial Development Revenue,        Baa1/NR       649,086
                      8.00% due12/1/2015 (National Benevolent Association Project)
265,000               Jacksonville Housing Revenue Windermere Manor Series A, 5.125% due    NR/AAA        265,151
                      9/20/2004(Collateralized: GNMA)
100,000               Jacksonville Loan Obligation Custody Receipts, 6.10% due 4/1/2001     Aaa/AAA       100,329
                      (Insured:MBIA)
955,532               Lummus Housing Development Corp., 8.00% due 12/1/2010 (Elderly        NR/NR         955,532
                      Housing, Section8 Project)
865,000               Manatee County Revenue, 5.00% due 4/1/2015 (Insured: MBIA)(when       Aaa/AAA       822,061
                      issued)
185,000               Mirimar Wastewater Improvement Assessment Revenue, 6.00% due          Aaa/AAA       190,545
                      10/1/2002 (Insured:FGIC)
760,000               Mirimar Wastewater Improvement Assessment Revenue, 6.25% due          Aaa/AAA       808,366
                      10/1/2005 (Insured:FGIC)
425,000               Orange County Florida Housing Finance Authority Multifamily,          Aaa/NR        430,610
                      Revenue, 5.50% due7/1/2010 (Insured: MBIA)
440,000               Orange County Health Facilities Authority Revenue Unrefunded          Aaa/AAA       479,054
                      Balance Ser.A,6.25% due 10/1/2013 (Orlando Regional Hospital
                      Project; Insured: MBIA)
1,000,000             Orange County Health Facilities Authority Revenue Refunding, 5.125%   NR/AA         947,330
                      due 6/1/2014(Mayflower Retirement Project; Insured: Asset
                      Guarantee)
200,000               Orange County Housing Finance Authority, 6.10% due 10/1/2005          NR/AAA        202,304
                      (Collateralized:FNMA/GNMA)
480,000               Orange County Housing Finance Authority Multi Family, Revenue         NR/AAA        482,410
                      Series B, 1.00%due 11/1/2025 put 11/1/05 (Sun Lake Apartments
                      Project; FNMA collateralized)
115,000               Osceola County Health Facilities Revenue Series 1994, 5.75% due       Aaa/AAA       118,573
                      5/1/2004(Evangelical Lutheran Good Samaritan Project; Insured:
                      AMBAC)
100,000               Osceola County Industrial Development Authority, 7.50% due 7/1/2002   Aaa/AAA       102,693
                      (Insured:AMBAC)
515,000               Palm Beach County Industrial Development Revenue Series 1996, 6.10%   NR/A+         537,799
                      due12/1/2007 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC:
                      Allied Irish Bank)
270,000               Palm Beach County Industrial Development Revenue Series 1996, 6.20%   NR/A+         283,854
                      due12/1/2008 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC:
                      Allied Irish Bank)
690,000               Pensacola Airport Revenue, 6.25% due 10/1/2005 (Insured: MBIA)        Aaa/AAA       730,013
745,000               Pinellas County Educational Facility Authority Revenue, 8.00% due     NR/NR         794,103
                      2/1/2011(Clearwater Christian College Project)
500,000               Port St. Lucie Utility System Revenue Series 1996-A, 0% due           Aaa/AAA       355,170
                      9/1/2007 (Insured:FGIC)
500,000               Seminole County School Board Certificates of Participation, 5.75%     Aaa/AAA       525,605
                      due 7/1/2006(Insured: MBIA)
1,000,000             South Broward Hospital District Revenue, 7.50% due 5/1/2008           Aaa/AAA       1,090,140
                      (Insured: AMBAC)
500,000               St. Johns County Housing Finance Authority, 3.90% due 11/1/2014 put   NR/A1+        500,000
                      4/7/00(weekly demand notes)
400,000               St. Johns County Housing Finance Authority, 3.85% due 2/15/2028 put   NR/A1+        400,000
                      4/7/00(weekly demand notes)
1,000,000             Tampa Revenue, 5.50% due 11/15/2013 (Insured: MBIA)                   Aaa/AAA       1,014,310

                      TOTAL INVESTMENTS (Cost $25,793,871)                                                $ 25,964,761

                      See notes to financial statements.


Index Comparisons

Compares performance of Intermediate Florida Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, February 1, 1994 to March 31, 2000. On March 31, 2000, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 7.5 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

Class A

Average Annual Total Returns (at max. offering price)
(periods ended 3/31/00)
One Year:                    (2.14)%
Five Years:                   4.39%
From Inception (2/1/94):      4.04%